SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.   )

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Filed by a Party other than the Registrant ☐

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☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

WILSHIRE ENTERPRISES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WILSHIRE ENTERPRISES, INC.
1 GATEWAY CENTER
NEWARK, NEW JERSEY 07102

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 29, 2009

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Wilshire Enterprises, Inc., a Delaware corporation (hereinafter called the “Company” or “Wilshire”), will be held at the Doubletree Hotel Wilmington Downtown, 700 N. King Street, Wilmington, DE 19801, at 3:00 P.M., Eastern Time on Tuesday, December 29, 2009, for the following purposes:

(1)	To elect two directors of Wilshire to serve until the expiration of their terms and thereafter until their successors have been duly elected and qualified.
(2)	To ratify the appointment of J.H. Cohn LLP as Wilshire’s auditors for 2009.
(3)	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Stockholders of record at the close of business on November 20, 2009 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

Your vote is important regardless of the number of shares that you own. Whether or not you plan to attend the meeting in person, we urge you to submit your proxy now.

YOU MAY SUBMIT A PROXY FOR YOUR SHARES ELECTRONICALLY ON THE INTERNET, BY TELEPHONE OR BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on December 29, 2009. Our Proxy Statement is attached. Financial and other information concerning the Company is contained in our Annual Report on Form 10-K for the year ended December 31, 2008, including financial statements. Under rules issued by the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials, including a Proxy Card, and by notifying you of the availability of our proxy materials on the Internet. The Proxy Statement and our Annual Report are available on our web site at http://www.wilshireenterprisesinc.com.

By Order of the Board of Directors

/s/ S. Wilzig Izak
S. WILZIG IZAK
Chairman of the Board and Chief Executive Officer

Dated: December 14, 2009

WILSHIRE ENTERPRISES, INC.
1 GATEWAY CENTER
NEWARK, NEW JERSEY 07102

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the board of directors (the “Board”) of Wilshire Enterprises, Inc. (“Wilshire,” the “Company,” “we,” “our,” “us,” and any derivations thereof) of proxies to be voted at our annual meeting of stockholders to be held at the Doubletree Hotel Wilmington Downtown, 700 N. King Street, Wilmington, DE 19801, at 3:00 P.M., Eastern Time on Tuesday, December 29, 2009, and at any adjournments or postponements thereof. Holders of record of shares of common stock, par value $1.00 per share (“common stock”), of Wilshire as of the close of business on November 20, 2009 (the “record date”), will be entitled to notice of and to vote at the annual meeting and any adjournments or postponements thereof. As of that date, there were 4,003,034 shares of common stock issued, outstanding and entitled to vote. Each share of common stock is entitled to one vote on any matter presented to the holders of the common stock at the annual meeting.

We are mailing this Proxy Statement, and the related proxy card, on or about December 15, 2009, to all Wilshire stockholders as of the record date. We are also mailing our Annual Report on Form 10-K for the year ended December 31, 2008, including financial statements (the “Annual Report”), together with this Proxy Statement to all stockholders of record as of the record date.

How to Vote

Your shares may be voted by one of the following methods:

•	submitting a proxy via the Internet;
•	submitting a proxy on the telephone;
•	signing and returning a traditional paper proxy card; or
•	attending the annual meeting and voting in person.

Whether or not you plan to attend the annual meeting, please take a moment to read the instructions, choose the way to submit a proxy that you find most convenient and submit your proxy as soon as possible.

Submitting a Proxy by Telephone or via the Internet.  If you are a stockholder of record (that is, if your stock is registered with Wilshire in your own name), you may submit a proxy by telephone, or through the Internet, by following the instructions included with your proxy card. If your shares are registered in the name of a broker or other nominee, your nominee may be participating in a program that allows you to submit a proxy by telephone or via the Internet. If so, the voting form your nominee sent you will provide instructions for submitting your proxy by telephone or via the Internet. The last proxy you submit chronologically (by any means) will supersede any previously submitted proxy. Also, if you submit a proxy by telephone or via the Internet, and later decide to attend the annual meeting, you may revoke your previously submitted proxy and vote in person at the meeting.

The deadline for submitting a proxy by telephone or through the Internet as a stockholder of record is 7:00 P.M., Eastern Time, on December 28, 2009, the day before the annual meeting. For stockholders whose shares are registered in the name of a broker or other nominee, please consult the instructions provided by your broker for information about the deadline for submitting a proxy by telephone or through the Internet.

Submitting a Proxy Card.  If the proxy card is properly executed and returned, the shares of common stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of common stock represented by executed proxy cards will be voted “FOR” the Board’s nominees for director and “FOR” ratification of the appointment of J.H. Cohn LLP as Wilshire’s auditors for 2009.

Any stockholder who has submitted a proxy may revoke it by written notice addressed to and received by the Secretary of Wilshire or by submitting a later dated proxy card with respect to the same shares at any time before the proxy is voted (or by submitting a later dated proxy by telephone or via the Internet at any time prior to the deadline for submitting a proxy in such manners) or by attending the annual meeting and voting in person. Merely attending the annual meeting, without voting, will not revoke a previously submitted proxy.

Voting in Person.  If you attend the annual meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting. If you hold your shares of Wilshire common stock through a broker, bank or other representative, generally the broker or your representative may only vote the Wilshire stock that it holds for you in accordance with your instructions.

Attendance at the annual meeting will not, by itself, result in the revocation of a previously submitted proxy. Even if you are planning to attend the annual meeting, we encourage you to submit your proxy in advance to ensure the representation of your shares at the annual meeting.

Quorum

The presence, in person or by proxy, of the holders of record of a majority of the issued and outstanding shares of our common stock on the record date and entitled to vote at the meeting is necessary to constitute a quorum at the meeting. Abstentions, broker non-votes and votes of stockholders of record who are present at the meeting in person or by proxy are each counted as present or represented at the meeting for purposes of determining whether a quorum exists.

Required Votes

Election of two directors:  The directors will be elected by a plurality of the votes, in person or by proxy, of the holders of shares of common stock outstanding on the record date present at the annual meeting and entitled to vote in the election of directors. The two persons receiving the greatest number of votes duly cast for the election of directors will be elected. Abstentions and broker non-votes will have no effect.

Ratification of the appointment of J.H. Cohn LLP:  The ratification of the appointment of J.H. Cohn LLP as Wilshire’s auditors for 2009 will require the affirmative vote of holders of a majority of the common stock present in person or represented by proxies at the annual meeting and entitled to vote on the matter. Abstentions will have the same effect as negative votes and broker non-votes will have no effect.

Board Recommendation

Your Board recommends that you vote “FOR” the election of the two persons nominated by the Board for election as directors and “FOR” the ratification of J.H. Cohn LLP as the Company’s auditors for 2009.

Expenses of the Solicitation

We have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of the Proxy Statement and Annual Report so that such record holders are able to supply such materials to beneficial owners as of the record date. We will bear the entire cost of this proxy solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy card, and any additional materials furnished to stockholders.

Questions about the Annual Meeting

If you have questions about the annual meeting or if you need additional copies of this Proxy Statement, you should contact:

Francis J. Elenio, Secretary
Wilshire Enterprises, Inc.
1 Gateway Center
Newark, New Jersey 07102
Phone: 201-420-2796
Fax: 201-420-6012
Email: felenio@wilshirewoc.com

Cautionary Statement Concerning Forward Looking Information

This Proxy Statement, and the documents to which we refer you in this Proxy Statement, contain forward-looking statements based on estimates and assumptions. Forward-looking statements include information concerning possible or assumed future results of operations of Wilshire. There are forward-looking statements throughout this Proxy Statement, including, among others, under the headings and in statements containing the words “believes,” “plans,” “expects,” “anticipates,” “intends,” “estimates” or other similar expressions. For each of these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You should be aware that forward-looking statements involve known and unknown risks and uncertainties. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that the actual results or developments we anticipate will be realized, or even if realized, that they will have the expected effects on the business or operations of Wilshire. These forward-looking statements speak only as of the date on which the statements were made and we undertake no obligation to update or revise any forward-looking statements made in this Proxy Statement or elsewhere as a result of new information, future events or otherwise. There are many factors that may cause actual results to differ materially from those contemplated by our forward-looking statements, including the factors disclosed by us under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2008.

PROPOSAL 1
ELECTION OF DIRECTORS

Two directors, constituting the Class II Directors, are to be elected at the annual meeting for terms expiring in 2012. There is no cumulative voting. The Board’s nominees for Class II Directors are S. Wilzig Izak and Milton Donnenberg, each of whom has agreed to serve if elected. The Board unanimously recommends voting “FOR” these two nominees as directors.

The information provided below with respect to the Board's director nominees and present directors and named executive officers includes (1) name, (2) class, (3) principal occupation, business experience during the past five years, and age, (4) year in which he or she became a director and (5) number and percentage of shares of common stock of the Company beneficially owned as of December 1, 2009. This information has been furnished by the directors.

Name	Class	Principal Occupation and Age**	Year Became Director of the Company	Shares of Common Stock Beneficially Owned on December 1, 2009 and Percentage of Class(1)
Miles Berger	I	Chairman of Berger Organization, Real Estate Management and Development Company, Newark, NJ Age 56	2002	31,250(2) *
Milton Donnenberg	II	Formerly President, Milton Donnenberg Assoc., Realty Management, Carlstadt, NJ Age 86	1981	40,212(3)(8) (1.0%)
S. Wilzig Izak	II	Chairman of the Board since September 20, 1990; Chief Executive Officer since May 1991; Executive Vice President (1987-1990); prior thereto, Senior Vice President Age 51	1987	543,768(4)(8) (14.0%)
James M. Orphanides	III	Chairman Emeritus of First American Title Insurance Company of New York (“First American”) and a director of First American (December 31, 2007 to present); President, CEO and Chairman of the Board of First American (1996 through 2007); New York, NY; also a director of CB Richard Ellis Realty Trust, a public company, since 2006
		Age 59	January 9, 2009	74,578(5) (1.9%)
Eric J. Schmertz, Esq.	I	Of Counsel to the Dweck Law Firm; Distinguished Professor Emeritus and formerly Dean, Hofstra University School of Law, Hempstead, NY Age 83	1983	46,359(6) (1.2%)
W. Martin Willschick	III	Manager, Capital Markets, City of Toronto, Canada Age 57	1997	28,310(7)(8) *
Francis J. Elenio	N/A	Chief Financial Officer Age 43	N/A	26,793 *

*	Less than one percent.
**	No nominee or director is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of that Act or any company registered as an investment company under the Investment Company Act of 1940.
(1)	The shares of the Company’s common stock are owned directly and beneficially, and the holders have sole voting and investment power, except as otherwise noted.
(2)	Includes 23,750 shares of stock that could be obtained by Mr. Berger upon the exercise of stock options exercisable within 60 days of December 1, 2009.
(3)	Includes 18,750 shares of stock that could be obtained by Mr. Donnenberg upon the exercise of stock options exercisable within 60 days of December 1, 2009.
(4)	Includes 10,000 shares of stock that could be obtained by Ms. Izak upon the exercise of stock options exercisable within 60 days of December 1, 2009.
(5)	Includes 2,500 shares of stock that could be obtained by Mr. Orphanides upon the exercise of stock options exercisable within 60 days of December 1, 2009. The remaining shares are held jointly by Mr. Orphanides and his wife.
(6)	Includes 18,750 shares of stock that could be obtained by Mr. Schmertz upon the exercise of stock options exercisable within 60 days of December 1, 2009.
(7)	Includes 21,250 shares of stock that could be obtained by Mr. Willschick upon the exercise of stock options exercisable within 60 days of December 1, 2009.
(8)	Mr. Donnenberg is Ms. Izak’s uncle by marriage. Mr. Willschick is Ms. Izak’s first cousin.

At December 1, 2009, all current directors and executive officers as a group (seven persons) beneficially owned a total of 791,270 shares of the Company’s common stock, or 19.9% of the outstanding shares. Such amount includes 95,000 shares of common stock that could be obtained by the directors and current executive officers upon the exercise of stock options exercisable within 60 days of December 1, 2009.

In March 2005, the Board created a new position of presiding director, whose primary responsibility is to preside over periodic sessions of the Board in which management directors do not participate. The presiding director also advises the Chairman of the Board and Committee chairs with respect to agendas and information needs relating to the Board and Committee meetings, provides advice with respect to the selection of Committee chairs and performs other duties that the Board may from time to time delegate to assist the Board in the fulfillment of its responsibilities. The non-management members of the Board have designated Eric J. Schmertz to serve in this position. Stockholders and other parties interested in communicating directly with the presiding director or with the non-management directors as a group may do so by writing to Presiding Director, Wilshire Enterprises, Inc., 1 Gateway Center, Newark, New Jersey 07102.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers, and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act, to file initial reports of ownership and reports of changes in ownership with respect to our equity securities with the Securities and Exchange Commission. All reporting persons are required to furnish us with copies of all reports that such reporting persons file with the SEC pursuant to Section 16(a). Based on our records and other information, we believe that in 2008 our directors and our executive officers who are subject to Section 16 met all applicable filing requirements.

PRINCIPAL STOCKHOLDERS

Based on information available to the Company, the Company believes that the only persons who beneficially owned more than 5% of the Company's outstanding common stock as of December 1, 2009 are S. Wilzig Izak and the Estate of Siggi B. Wilzig. For information concerning Ms. Izak's holdings, see “Election of Directors.” The Estate's holdings are set forth in the following table:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Estate of Siggi B. Wilzig c/o Daniel Swick Herrick, Feinstein LLP 2 Penn Plaza Newark, NJ 07105-2245	1,660,792	(1)	42.8%

(1)	Mr. Wilzig, former Chairman and President of the Company, served as the Senior Consultant to the Company until his death on January 7, 2003. The table above reflects the Estate’s ownership as reported by the Estate.

BOARD OF DIRECTORS AND ITS COMMITTEES; DIRECTOR COMPENSATION

The Company’s current Restated Certificate of Incorporation and By-Laws provide for a seven member board of directors divided into three classes of directors serving staggered three-year terms. The current board consists of six directors. The Company presently intends to fill the vacancy on the Board (which occurred upon the resignation of Kevin B. Swill effective November 30, 2009) in the next several months. The term of office of directors in Class II expires at the upcoming annual meeting, Class III at the next annual meeting and Class I at the second succeeding annual meeting. Two Class II nominees of the Board, S. Wilzig Izak and Milton Donnenberg, are named in this Proxy Statement.

Independence

Since the adoption of the Sarbanes-Oxley Act in July 2002, there has been a growing public and regulatory focus on the independence of directors. The NYSE Amex (formerly the American Stock Exchange) has its own definition of independence. Additional requirements relating to independence are imposed by the Sarbanes-Oxley Act with respect to members of the Audit Committee. All of the non-employee members of the Board, and, accordingly, all members of the Audit Committee, Compensation Committee and Nominating Committee of the Board, have been determined to be “independent” pursuant to the definition contained in the NYSE Amex’s Corporate Governance Rules and under the SEC’s Rule 10A-3.

Board of Directors’ Meetings

The Board holds periodic meetings as necessary to deal with matters which it must consider. The Board has an Audit Committee, a Compensation Committee, an Executive Committee, a Nominating Committee and, since December 2008, a Strategic Planning Committee. During 2008, the full Board met a total of 12 times, the Audit Committee five times, the Compensation Committee one time, the Nominating Committee one time, the Executive Committee did not meet and the Strategic Planning Committee met once. Each Board member attended at least 75% of the aggregate of the Board and committee meetings (of committees on which each such director served) held during 2008.

Executive Committee

The Board has an Executive Committee, which consists of S. Wilzig Izak (Chair), W. Martin Willschick and Eric J. Schmertz. This Committee may exercise all authority of the full Board with the exception of specified limitations relating to major corporate matters.

Audit Committee

The Audit Committee of the Board serves to: (a) oversee the accounting and financial reporting processes of the Company, internal controls of the Company, and audits of the financial statements of the Company; (b) assist the Board in its oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications and independence, (iv) the performance of the Company’s internal audit functions and its independent auditors, and (v) the accounting and financial reporting processes of the Company; and (c) prepare the Audit Committee report for inclusion in the Proxy Statement as required by the SEC.

The current members of the Audit Committee are Mr. Willschick (Chair), Mr. Orphanides and Mr. Donnenberg.

The Board has determined that W. Martin Willschick constitutes an “audit committee financial expert”, as such term is defined by the SEC. As noted above, Mr. Willschick – as well as the other members of the Audit Committee – has been determined to be “independent” within the meaning of SEC and NYSE Amex regulations.

Compensation Committee

The Compensation Committee of the Board serves to: (a) assist the Board in establishing and maintaining compensation and benefits policies and practices that support the successful recruitment, development and retention of talent in order to achieve the Company’s business objectives and optimize long-term financial returns; and (b) assist the Board in discharging its responsibilities for compensating the Company’s executives.

The current members of the Compensation Committee are Mr. Schmertz (Chair) and Mr. Berger.

Nominating Committee

The purposes of the Nominating Committee are to: (a) identify and screen individuals qualified for nomination to the Board; (b) recommend to the Board director nominees for election at each meeting of stockholders at which directors are to be elected and recommend to the Board individuals to fill any vacancies on the Board that arise between such meetings; and (c) recommend to the Board directors for appointment to each committee of the Board.

The current members of the Nominating Committee are Mr. Berger (Chair), Mr. Schmertz and Mr. Donnenberg.

Additional Nominating Committee Matters

As noted above, all of the members of the Nominating Committee have been determined to be “independent” within the meaning of SEC and NYSE Amex regulations. The Board has adopted a Nominating Committee charter to govern its Nominating Committee. A copy of the Nominating Committee charter was attached as Annex A to the Company’s 2007 proxy statement.

The Nominating Committee’s charter describes procedures for nominations to be submitted by stockholders and other third-parties, other than candidates who have previously served on the Board or who are recommended by the Board. The charter states that a nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. The charter requires a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation

14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) information that will enable the Nominating Committee to determine whether the candidate or candidates satisfy the criteria established pursuant to the charter for director candidates.

The charter describes the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee:

•	must satisfy any legal requirements applicable to members of the Board;
•	must have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;
•	must have a reputation for honesty and ethical conduct;
•	must have a working knowledge of the types of responsibilities expected of members of the board of directors of a public company; and
•	must have experience, either as a member of the board of directors of another public or private company or in another capacity, that demonstrates the nominee’s capacity to serve in a fiduciary position.

Candidates to serve on the Board will be identified from all available sources, including recommendations made by stockholders. The Nominating Committee’s charter provides that there will be no differences in the manner in which the Nominating Committee evaluates nominees recommended by stockholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board. The evaluation process for individuals other than existing Board members will include:

•	a review of the information provided to the Nominating Committee by the proponent;
•	a review of reference letters from at least two sources determined to be reputable by the Nominating Committee; and
•	a personal interview of the candidate,

together with a review of such other information as the Nominating Committee shall determine to be relevant.

In connection with the upcoming annual meeting, the Nominating Committee did not receive any other nominations from any stockholder or group of stockholders which owned more than 5% of the Company’s common stock for at least one year.

Strategic Planning Committee

In December 2008, the Board established a Strategic Planning Committee, which currently consists of James M. Orphanides (Chair), S. Wilzig Izak, Miles Berger and Eric J. Schmertz, Esq. The purpose of this Committee is to explore possible alternative strategies for the Company’s future with the goal of ultimately enhancing stockholder value for all of the Company’s stockholders.

Stockholder Communications with the Board

The Board has established a procedure that enables stockholders to communicate in writing with members of the Board. Any such communication should be addressed to Ms. S. Wilzig Izak, Chairman of the Board, and should be sent to such individual c/o Wilshire Enterprises, Inc., 1 Gateway Center, Newark, New Jersey 07102. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board. Under the procedures established by the Board, upon the Chairman of the Board’s receipt of such communication, the Company’s Secretary will send a copy of such communication to each member of the Board, identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board held more than two days after such communication has been distributed, the Board will consider the substance of any such communication.

Board members are encouraged, but not required by any specific board policy, to attend the Company’s annual meeting of stockholders. Two of the Company's then seven Board members attended the Company’s last annual meeting held on April 20, 2009.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

General

During 2006, the SEC substantially revised the disclosures that we are required to make with respect to executive compensation. As part of the SEC’s revised executive compensation discussion requirements, issuers must provide a “Compensation Discussion and Analysis” in which issuers explain the material elements of their compensation of executive officers by describing the following:

•	the objectives of the issuer’s compensation programs;
•	the conduct that the compensation programs are designed to reward;
•	the elements of the compensation program;
•	the rationale for each of the elements of the compensation program;
•	how the issuer determines the amount (and, where applicable, the formula) for each element of the compensation program; and
•	how each element and the issuer’s decisions regarding that element fit into the issuer’s overall compensation objectives and affect decisions regarding other elements of the compensation program.

Our compensation philosophy is dictated by the Compensation Committee of our Board of Directors. The duties and responsibilities of the Compensation Committee, which consists entirely of independent directors of the Board, include the following:

•	administer the employee benefit plans of the Company designated for such administration by the Board;
•	establish the compensation of the Company’s Chief Executive Officer (subject to the terms of any existing employment agreement);
•	with input from the Company’s Chief Executive Officer, establish or recommend to the Board the compensation of the Company’s other executive officers (subject to the terms of any existing employment agreements); and
•	monitor the Company’s overall compensation policies and employment benefit plans.

S. Wilzig Izak, our Chairman of the Board and Chief Executive Officer, participates in determinations regarding the compensation and design of our benefit programs for all employees, including our other executive officers. However, she does not participate in determining her own compensation.

Our Compensation Objectives and the Focus of Our Compensation Rewards

We believe that an appropriate compensation program should draw a balance between providing rewards to executive officers while at the same time effectively controlling compensation costs. We reward executive officers in order to attract highly qualified individuals, to retain those individuals in a highly competitive marketplace for executive talent and to motivate them to perform in a manner that maximizes our corporate performance.

We view executive compensation as having two key elements:

•	a current cash compensation program consisting of salary and cash bonus incentives; and
•	long-term equity incentives reflected in grants of stock options and/or restricted stock awards.

We do not provide executive officers with significant perquisites or other benefits.

We annually review our mix of short term performance incentives versus longer term incentives. We do not have set percentages of short term versus long term incentives. Instead, we look to provide a reasonable balance of those incentives.

We compare our salaries and other elements of compensation against the salaries and other compensation measures of other public companies in our industry by reviewing the proxy statements of such other companies. However, we do not prepare formal benchmarking studies. The Compensation Committee believes that the compensation paid to the Company’s Chief Executive Officer is less than the compensation paid to chief executive officers at other comparably sized real estate companies.

During 2008, none of the Named Officers received a salary increase, bonus or grant of restricted stock or stock options.

Specific Elements of Our Compensation Program

We have described below the specific elements of our compensation program for executive officers.

Salary.  We pay salaries to our Named Officers in order to fairly compensate them for their day-to-day responsibilities in managing our business. Ms. Izak’s salary was not increased for 2008. As stated above, the Compensation Committee believes that Ms. Izak is paid less than what chief executive officers at other comparably sized real estate companies receive. Pursuant to a September 4, 2007 letter agreement with the Company, during 2008, Mr. Elenio continued to serve as the Company's Senior Vice President and Chief Financial Officer at a reduced annual salary of $50,000, while he also provided services to an unaffiliated company.

Bonus.  Bonuses are designed to motivate executives by rewarding their individual performance and contribution to the Company’s financial performance. In connection with the Company’s continuing efforts to contain costs and in light of the Company's efforts to sell or merge the Company during 2008, no bonuses were granted to the Company’s Chief Executive Officer or the Chief Financial Officer for 2008.

Long-Term Incentive Compensation.  We provide long-term incentives to our executive officers through our 2004 Stock Option and Incentive Plan. We refer to this as our Stock Option Plan. The Compensation Committee did not grant any stock options or restricted stock awards to the Chief Executive Officer or the Chief Financial Officer in 2008.

Compliance with Sections 162(m) and 409A of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. Certain performance-based compensation that has been approved by our shareholders is not subject to this limitation. As a result, stock options granted under our Stock Option Plan are not subject to the limitations of Section 162(m). However, restricted stock awards under our Stock Option Plan generally will not be treated as performance-based compensation. Restricted stock award grants made to date under the Stock Option Plan have not been at levels that, together with other compensation, approached the $1,000,000 limit. Also, since we retain discretion over cash bonuses, those bonuses also will not qualify for the exemption for performance-based compensation. Since none of the Company’s executive officers had compensation in excess of $1,000,000 for 2008, Section 162(m) was not applicable.

It is also our intention to maintain our executive compensation arrangements in conformity with the requirements of Section 409A of the Internal Revenue Code, which imposes certain restrictions on deferred compensation arrangements.

Summary of Cash and Certain other Compensation

The following table sets forth, for the years ended December 31, 2008, 2007 and 2006, a summary of the compensation earned by our Chief Executive Officer and our Chief Financial Officer, who were our only executive officers as of December 31, 2008. We refer to the executive officers named in this table as the “Named Officers.”

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
S. Wilzig Izak Chairman of the Board (Chief Executive Officer)	2008	218,000	0	0	28,769	246,769
	2007	218,000	180,000	0	28,769	426,769
	2006	218,000	0	0	28,769	246,769
Francis J. Elenio(1) Chief Financial Officer	2008	50,000	0	0	0	50,000
	2007	133,333	0	0	2,760	136,093
	2006	58,333	0	112,500	12,760	183,593

(1)	Mr. Elenio joined the Company in September, 2006 as its Chief Financial Officer. On September 4, 2007, the Company entered into a letter agreement with Mr. Elenio, under which he continues to serve as the Company's Senior Vice President and Chief Financial Officer at a reduced annual salary of $50,000, and also provides services to an unaffiliated company.

In the table above:

•	no stock awards were granted to the Named Officers in 2008 or 2007 and Mr. Elenio received stock awards in 2006; and
•	“all other compensation” for Ms. Izak 2008 includes $12,000 for a travel allowance and $16,769 for unused vacation pay.

Grants of Plan Based Awards

Neither of the Named Officers received an option grant or a grant of restricted stock in 2008.

Outstanding Equity Awards at December 31, 2008

The following table sets forth, for each of the Named Officers, information regarding stock options outstanding at December 31, 2008. All of the restricted stock awards previously granted to the Named Officers were fully vested as of December 31, 2008.

	Option Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($) (e)	Option Expiration Date (f)
S. Wilzig Izak	10,000	0	3.32	7/15/2012
Francis J. Elenio	0	0	0	0

In the table above, we are disclosing:

•	in column (b), the number of shares of our common stock underlying unexercised stock options that were exercisable as of December 31, 2008;
•	in column (c), the number of shares of our common stock underlying unexercised stock options that were not exercisable as of December 31, 2008; and
•	in columns (e) and (f), respectively, the exercise price and expiration date for each stock option that was outstanding as of December 31, 2008.

Options Exercised and Stock Awards Vested

Neither of the Named Officers exercised stock options during 2008. The following table sets forth, for each of the Named Officers, information regarding stock awards that vested during 2008. The phrase “value realized on vesting” represents the number of shares of common stock set forth in column (d) multiplied by the market price of our common stock on the date on which the Named Officer’s stock award vested.

	Stock Awards
Name (a)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
S. Wilzig Izak	8,667	29,708
Francis J. Elenio	16,333	59,615

Employment Agreements and Other Arrangements with Executive Officers

On March 29, 2004, the Company provided S. Wilzig Izak, the Chairman of the Board and Chief Executive Officer, with a severance agreement. The agreement provides that on termination of her employment for any reason other than termination for Cause (as defined), she will receive a payment equal to $200,000. The agreement was amended on December 31, 2008 in order to comply with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended.

Mr. Elenio joined the Company in September, 2006 as its Chief Financial Officer. On September 4, 2007, the Company entered into a letter agreement with Mr. Elenio, under which he continues to serve as the Company's Senior Vice President and Chief Financial Officer at a reduced annual salary of $50,000, and also provides services to an unaffiliated company.

The Company and Kevin B. Swill entered into an Employment Agreement, dated as of December 8, 2008 (the “Employment Agreement”), pursuant to which Mr. Swill began serving as the Company's President and Chief Operating Officer on January 5, 2009. Mr. Swill resigned from all of his positions with the Company effective November 30, 2009.

Compensation of Directors

The following table sets forth certain information regarding the compensation we paid to our current directors, other than Ms. Izak and Mr. Orphanides, during 2008. Ms. Izak does not receive compensation for serving as a director of the Company. Mr. Orphanides joined the Board on January 9, 2009. None of our non-employee directors received a stock option or a restricted stock award during 2008.

Name (a)	Fees Earned or Paid in Cash ($) (b)	All Other Compensation ($) (g)	Total ($) (j)
Miles Berger	27,500	0	27,500
Milton Donnenberg	33,000	0	33,000
Eric J. Schmertz, Esq.	37,500	0	37,500
W. Martin Willschick	34,250	0	34,250

In the table above:

•	when we refer to “Fees Earned or Paid in Cash”, we are referring to all cash fees that we paid or were accrued in 2008, including annual retainer fees, committee and/or chairmanship fees and meeting fees; and
•	the aggregate number of stock options outstanding at December 31, 2008 for each director who served as such during 2008 is as follows: for Mr. Berger, 27,500; for Mr. Donnenberg, 22,500; for Mr. Schmertz, 22,500; and for Mr. Willschick, 30,000.

Ernest Wachtel, who served the Company as a director from 1970 until his retirement in January 2009, received an aggregate of $27,000 in fees for serving on the Board during 2008. Mr. Wachtel currently serves as Director Emeritus, and does not receive Board fees. At December 31, 2008, Mr. Wachtel held options to purchase 22,500 shares, which options have expired by their terms.

Each non-employee director receives an annual fee of $11,000. Non-employee members of the Executive Committee also receive an annual fee of $4,000. Members of the Audit Committee and the Strategic Planning Committee also receive an annual fee of $5,000 and members of the Compensation Committee and Nominating Committee also receive an annual fee of $2,000. Each non-employee director also receives an additional fee of $750 for each meeting of the Board and each Committee thereof which such director attends. Ms. Izak does not receive any annual or per meeting fees for attending Board or Committee meetings.

Pursuant to the Company’s 2004 Non-employee Director Stock Option Plan (the “Outside Director Plan”), each of the Company’s non-employee directors received, on the date of the 2004 annual meeting, a stock option grant covering 10,000 shares of Common Stock, at an exercise price equal to the fair market value of the Common Stock on such date. The Outside Director Plan provides that any new non-employee director will receive a grant of 10,000 options at fair market value upon becoming a director and that on each annual meeting date after the 2004 annual meeting, each non-employee director will be granted an option covering 5,000 shares of Common Stock, at fair market value, so long as he or she continues to serve on the Board on the annual meeting date. The options vest in 25% installments beginning one year after the grant date. Since the Company did not hold an annual meeting during calendar 2008, no options were granted to the non-employee directors during 2008.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee currently consists of Messrs. Berger and Schmertz. Mr. Wachtel also served as a member of the Compensation Committee during 2008. None of these individuals is or was at any time an officer or employee of the Company. No executive officer of the Company has served as a director or member of the compensation committee of any other entity, one of whose executive officers served as a member of the Compensation Committee of the Company. No interlocking relationship exists between our Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the information provided under the caption “Compensation Discussion and Analysis” set forth above. Based on that review and those discussions, the Compensation Committee recommended to our Board that such “Compensation Discussion and Analysis” be included in this Proxy Statement.

Eric J. Schmertz, Esq. (Chair)
Miles Berger

Other Compensation Committee Matters

Charter.  Our Board has defined the duties of its Compensation Committee in a charter. A copy of the Compensation Committee’s charter was attached to the Company’s 2007 proxy statement as Annex B.

Authority, Processes and Procedures.  Our Compensation Committee is responsible for administering our employee benefit plans, for establishing the compensation of our Chief Executive Officer and for recommending to the Board the compensation of our other executive officers. Our Compensation Committee also establishes policies and monitors compensation for our employees in general. While the Compensation Committee may, and does in fact, delegate authority with respect to the compensation of employees in general, the Compensation Committee retains overall supervisory responsibility for employee compensation. With respect to executive compensation, the Compensation Committee receives recommendations and information from senior staff members, as well as outside compensation consultants, regarding issues relevant to determinations made by the Compensation Committee. Ms. Izak participates in Committee deliberations regarding the compensation of other executive officers, but does not participate in deliberations regarding her own compensation.

Consultants.  No consultants were retained by the Company in establishing 2008 compensation.

Other Audit Committee Matters

Charter.  The Board has adopted an Audit Committee charter to govern its Audit Committee. A copy of the Audit Committee charter was attached as Annex C to the Company’s 2007 proxy statement.

Audit Committee Report.  The following report is not to be deemed “soliciting material” or deemed to be filed with the Securities and Exchange Commission or subject to Regulation 14A of the Exchange Act, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. In fulfilling its responsibilities, the Committee has reviewed and discussed the audited financial statements contained in the 2008 Annual Report on SEC Form 10-K with the Company’s management and the independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

The Committee discussed with the independent auditors their independence from the Company and its management including the matters in the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees and considered the compatibility of non-audit services with the auditors’ independence. In addition, the Committee discussed the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, the inclusion of the audited financial statements in the Company’s Annual Report on SEC Form 10-K for the year ended December 31, 2008, for filing with the Securities and Exchange Commission.

This report shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference to any filing under the Securities Act of 1933, as amended, or under the Exchange Act, and shall not be deemed filed under either of such Acts except to the extent that the Company specifically incorporates this information by reference.

Respectfully submitted by the members of the Audit Committee of the Board:

W. Martin Willschick (Chair)
Milton Donnenberg
James M. Orphanides

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF J.H. COHN LLP
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2009

The Audit Committee of the Company has selected and appointed J.H. Cohn LLP as the independent registered public accounting firm for the Company to audit the consolidated financial statements as of and for the year ended December 31, 2009. J.H. Cohn has served as independent public accountants for the Company since the quarter ended June 30, 2004.

One or more representatives of J.H. Cohn are expected to be present at the annual meeting. They will have the opportunity to make a statement if they wish, and are expected to be available to respond to appropriate questions from stockholders.

The Company is not required to submit this appointment to a vote of its stockholders. If the stockholders of the Company do not ratify the appointment, the Audit Committee will investigate the reasons for rejection by the stockholders.

The Board Unanimously Recommends a Vote FOR the Proposal to Ratify the Appointment of J.H. Cohn LLP.

Audit Fees and Related Matters

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee’s charter, all audit and audit-related work and all non-audit work performed by the Company’s independent accountants is approved in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee is informed of each service actually rendered and differences between the proposed fees and the final fees, if any.

Audit Fees.  The aggregate fees incurred by the Company for the fiscal years ended December 31, 2008 and 2007 for professional services rendered by J.H. Cohn LLP, the Company’s Independent Registered Public Accounting Firm, in connection with (i) the audit of the Company’s annual financial statements and (ii) the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q were $255,649 and $183,634, respectively.

Audit-Related Fees.  The Company incurred $0 and $30,066 for the fiscal years ended December 31, 2008 and 2007, respectively, for assurance and related services by J.H. Cohn in connection with the performance of the audit and review of the Company’s financial statements.

Tax Fees.   The Company did not incur any fees for the fiscal years ended December 31, 2008 and 2007 for professional services rendered by J.H. Cohn for tax compliance, tax advice or tax planning.

The Company incurred $82,750 and $75,000 for the fiscal years ended December 31, 2008 and 2007 for professional services rendered by Grant Thornton LLP for tax return preparation. The Company incurred an additional $90,688 for the fiscal year ended December 31, 2008 for professional services rendered by Grant Thornton LLP for a review under Section 304 of the Sarbanes-Oxley Act of 2002.

All Other Fees.  The Company incurred $7,789 and $11,072 for the fiscal years ended December 31, 2008 and 2007, respectively, for other services rendered by J.H. Cohn, including work related to their attendance at Audit Committee meetings and the Annual Meeting of Shareholders.

Of the time expended by the Company’s principal accountants to audit the Company’s financial statements for the year ended December 31, 2008, less than 50% of such time involved work performed by persons other than the principal accountant’s full-time, permanent employees.

Other Matters

The Audit Committee of the Board of Directors has considered whether the provision of the Audit-Related Fees, Tax Fees and All Other Fees are compatible with maintaining the independence of the Company’s principal accountant.

Applicable law and regulations provide an exemption that permits certain services to be provided by the Company’s outside auditors even if they are not pre-approved by the Audit Committee. The Company has not relied on this exemption since the Sarbanes-Oxley Act was enacted.

STOCKHOLDER PROPOSALS FOR THE COMPANY’S 2010 ANNUAL MEETING

Stockholder Proposals for Inclusion in the Proxy Statement for the Company’s 2010 Annual Meeting

If any stockholder intends to present a proposal for consideration at the 2010 annual meeting of stockholders, such proposal must be received by the Company not later than August 16, 2010 for inclusion, pursuant to Rule 14a-8 under the Exchange Act, in the Company’s proxy statement for such meeting. Such proposal also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials.

Other Requirements for Stockholder Proposals for Presentation at the 2010 Annual Meeting

According to the by-laws of the Company, notice of any proposal to be presented by any stockholder at any annual meeting must be given timely, in writing, to the Secretary of the Company. To be timely, a stockholder’s notice must be given to the Secretary not less than 90 or more than 120 days prior to the first anniversary of the date of the prior year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. All such notices must set forth, as to each matter the stockholder proposes to bring before the annual meeting, (i) the text of the proposal, (ii) a brief description of the reasons for such proposal, (iii) the name and address of the stockholder proposing such business, (iv) the class and number of shares of Common Stock which are beneficially owned by the stockholder and (v) any material interest of the stockholder in such proposal. The chairperson of the meeting will determine whether sufficient notice has been given; in the absence of such notice, a stockholder proposal will not be considered.

Pursuant to Rule 14a-4 under the Exchange Act, if a stockholder notifies the Company in a time or manner inconsistent with the Company’s by-laws of an intent to present a proposal at the Company’s 2010 annual meeting (and for any reason the proposal is voted upon at that annual meeting), the Company’s proxy holders will have the right to exercise discretionary voting authority with respect to the proposal, if presented at the meeting, without including information regarding the proposal in its proxy materials.

OTHER TOPICS

Code of Ethics

The Company has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. A copy of the Code of Ethics is available on the Company’s website (http:// www.wilshireenterprisesinc.com) under the caption “Corporate Policies.”

Policies and Procedures Concerning Related Party Transactions

The Audit Committee of the Board has adopted written procedures governing related party transactions. The procedures require the Audit Committee to approve in advance any related party transaction. The charter of the Audit Committee requires the Audit Committee, on a quarterly basis, to inquire of management and the other directors of Wilshire to determine whether any of these persons is aware of any related party transactions. By “related party transaction,” we mean a transaction between Wilshire or any of its subsidiaries, on the one hand, and an executive officer, director or immediate family member of an executive officer or a director, on the other hand.

Independent Accountants

J.H. Cohn LLP has served as Wilshire’s Independent Registered Public Accounting Firm since the quarter ended June 30, 2004. A representative of J.H. Cohn is expected to attend the annual meeting, to have an opportunity to make a statement, if such representative desires to do so, and to be available to respond to appropriate questions. The Audit Committee has selected J.H. Cohn LLP as the Company’s independent auditors for 2009. See Proposal 2.

We hope that you will attend the annual meeting, and look forward to your presence. However, even if you plan to attend, you are urged to either submit a proxy for your shares electronically on the internet, by telephone or by completing, signing and returning the enclosed proxy card. If you wish to change your vote or vote differently in person, your proxy may be revoked at any time prior to the time it is voted at the annual meeting.

/s/ S. Wilzig Izak

S. WILZIG IZAK
Chairman of the Board

Dated: December 14, 2009

A COPY OF THE COMPANY’S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2008, INCLUDING FINANCIAL STATEMENTS, ACCOMPANIES THIS PROXY STATEMENT. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 and 2.**

▼ FOLD AND DETACH HERE ▼

# WILSHIRE ENTERPRISES, INC.
# PROXY -- COMMON STOCK

**THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 29, 2009**

The undersigned appoints S. Wilzig Izak and Francis J. Elenio, and each of them, attorneys and proxies, with power of substitution in each of them, to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders to be held on December 29, 2009, and at any adjournments thereof, upon matters properly coming before the meeting, as set forth in the Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, said attorneys and proxies are instructed to vote as follows:

**THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED.**

**IN THE ABSENCE OF SUCH DIRECTION THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1, AND FOR PROPOSAL 2.**

**ADDRESS CHANGE**

______________________________

______________________________

______________________________

*(Continued on reverse side)*

# WILSHIRE ENTERPRISES, INC.

**VOTE BY INTERNET OR TELEPHONE**
**QUICK ★★★ EASY ★★★ IMMEDIATE**

As a stockholder of Wilshire Enterprises, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on December 28, 2009.

***Vote Your Proxy on the Internet:***

**Go to www.continentalstock.com** and click on **Proxy Voting Log-in** on the right-hand side of the page below "Continental Link."
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

**OR**

***Vote Your Proxy by Phone:***
**Call 1 (866) 894-0537**
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

**OR**

***Vote Your Proxy by mail:***

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

**PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE**

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

---

**TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN BELOW; NO BOXES NEED TO BE CHECKED.**

Please mark your votes like this **X**

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 and 2.**

(1) Nominees for Class II Directors:

| | FOR | WITHHOLD AUTHORITY |
|---|---|---|
| 01 Milton Donnenberg and 02 S. Wilzig Izak. | ☐ | ☐ |

To withhold authority to vote for any individual nominee, write that nominee's name in the space below.

______________________________

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| (2) Ratification of the appointment of J.H. Cohn LLP as auditors for 2009. | ☐ | ☐ | ☐ |

(3) The transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof, as the proxies in their discretion may determine. The Board of Directors is not aware of any such other business.

Any proxies heretofore given for the annual meeting are hereby revoked.

| | YES | NO |
|---|---|---|
| **I PLAN TO ATTEND THE MEETING** | ☐ | ☐ |

**COMPANY ID:**

**PROXY NUMBER:**

**ACCOUNT NUMBER:**

**IMPORTANT: PLEASE CHECK THE BOXES ABOVE, DATE AND SIGN BELOW AND PROMPTLY RETURN IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.**

SIGNATURE ____________________ SIGNATURE ____________________ DATE ____________

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person. (Continued on reverse side)